$500,000.00                                                   Portland, Oregon
                                                            November 24, 1999

                                 PROMISSORY NOTE

                  For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned ("Borrower") promises and agrees to pay to the order and assigns of Chester L.F. Paulson ("Lender") at 811 SW Naito Parkway, Suite 200, Portland, Oregon 97204 (or at such other address as Lender may specify in writing from time to time) the sum of Five Hundred Thousand Dollars ($500,000.00). Interest on this Note will accrue from the date of this Note until it is paid in full at the rate of interest applicable to the promissory note attached to this Note as Exhibit A as set forth in the section thereof entitled "Variable Interest Rate."

                  Borrower will repay this Note as follows:

                  1. Beginning on December 15, 1999 and continuing on the fifteenth day of each month thereafter, Borrower will pay to Lender or Lender's designee all accrued and unpaid interest on this Note; and

                  2. Borrower will pay to Lender or Lender's designee the entire unpaid principal balance of this Note together with all accrued and unpaid interest and all other sums due and owing under this Note or under the Loan and Indemnification Agreement dated the same date as this Note (the "Loan Agreement") on the earlier of the following:

                           (a)      any written or oral demand by Lender;

                           (b)      the closing of Borrower's initial public
offering underwritten by Paulson Investment Company, Inc. from the proceeds of such initial public offering; or

                           (c)      April 3, 2000.

                  Capitalized terms used in this Note and not otherwise defined will have the meanings assigned to those terms in the Loan Agreement.

                  Borrower also promises and agrees to pay on demand the costs and disbursements, including reasonable attorney fees, including at trial and in any post-judgment proceeding, incurred by Lender in collecting this Note and enforcing the Loan Agreement whether or not in a civil action, arbitration proceeding, or insolvency proceeding and whether or not the claim is commenced, tried, or appealed.

                  Borrower hereby waives acceptance, presentment, demand, diligence, protest, nonpayment, dishonor and notice of any of the foregoing and consents to impairment of subrogation rights. Borrower acknowledges that forbearance by Lender, including any failure to make demand, or other failure by Lender to exercise any right or remedy upon demand or default will not constitute a waiver or grounds for a claim of estoppel.

                                            IMAGEWARE SOFTWARE, INC.


                                            By: /s/ Wayne Wetherell
                                               --------------------------------
                                            Title: V.P & CFO
                                                  -----------------------------